DELAWARE VIP TRUST

Delaware VIP Diversified Income Series
(the "Series")

Supplement to the Series' prospectuses dated April 30, 2004

Effective September 1, 2004, Delaware Management Company ("DMC") has terminated the Sub-Advisory Agreement with Delaware International Advisers Ltd. for the Fund. DMC assumed responsibility for the day-to-day management of the International sector of its portion of the Fund's assets.

The following information replaces the section entitled Investment manager and sub-advisor on page 15 of the prospectuses:

Investment manager
Effective September 1, 2004, the Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the Manager is entitled to receive an aggregate fee of 0.65% of average daily net assets.

Prior to September 1, 2004, the Series was sub-advised by Delaware International Advisers Ltd. ("DIAL") who managed the international sector of the portfolio and furnished investment recommendations, asset allocation advice, research and other investment services regarding foreign securities. For its services to the Series, DIAL was paid a portion of the management fee based on the portion of the foreign assets in the portfolio.

The following information replaces the section entitled Portfolio managers on page 15 of the prospectuses:

Portfolio managers
Upender V. Rao, Timothy L. Rabe, Paul Grillo and Philip R. Perkins have primary responsibility for making day-to-day investment decisions for the Series. When making decisions for the Series, Messrs. Rao, Rabe, Grillo and Perkins regularly consult with Ryan K. Brist and Stephen R. Cianci.

Upender V. Rao
Senior Vice President/Senior Portfolio Manager
Mr. Rao received his MBA from the University of Michigan's Business School and his undergraduate degree in engineering from Indian Institute of Technology, Madras, India. Prior to joining Delaware Investments in 2000, Mr. Rao served as head of emerging markets research and trading at Conseco Capital Management. Previous to his role in emerging markets, Mr. Rao was the head of all energy and basic industry research. Mr. Rao is a CFA charterholder.

Timothy L. Rabe
Senior Vice President/Senior Portfolio Manager
Mr. Rabe received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, Mr. Rabe worked as a tax analyst for The Northern Trust Company. Mr. Rabe has 9 years of investment company experience and is a CFA charterholder.

Paul Grillo
Vice President/Senior Portfolio Manager
Mr. Grillo holds a BA in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder.

Philip R. Perkins
Senior Vice President/Senior Portfolio Manager
Mr. Perkins holds a B.A. from the University of Notre Dame. He joined Delaware Investments in June 2003 from Deutsche Bank A.G., where he served as a Managing Director in Global Markets. He was Chief Operating Officer for the Bank's Emerging Markets Division, based in London. From 1998 to 2001, he was based in Moscow and responsible for Local Markets Trading. Prior to that, Mr. Perkins was Chief Executive Officer of Dinner Key Advisors Inc., a Registered Broker dealer founded to trade derivative mortgage backed bonds with institutional clients. He began his career at Salomon Brothers, where he was a Mortgage/CMO trader from 1985 to 1990.

Ryan K. Brist
Executive Vice President/Managing Director - Fixed Income
Mr. Brist earned his bachelor's degree from Indiana University. Prior to joining Delaware Investments in August 2000, he served as a Senior Trader and Corporate Specialist for Conseco Capital Management's fixed-income group. He previously worked in oil/gas investment banking as an Analyst for Dean Witter Reynolds in New York. He is a Chartered Financial Analyst.

Stephen R. Cianci
Vice President/Senior Portfolio Manager
Mr. Cianci holds a BS and an MBA in Finance from Widener University. He joined Delaware Investments' Fixed Income Department in 1992 as an investment grade quantitative research analyst. In addition to his quantitative research responsibilities, Mr. Cianci also served as a mortgage-backed and asset-backed securities analyst. Mr. Cianci is an Adjunct Professor of Finance at Widener University and a CFA charterholder.

The following information replaces the section entitled Who's who on page 16 of the prospectuses:

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

Investment manager Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

On December 31, 2003, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $101.1 billion in assets in various institutional or separately managed, investment company, and insurance accounts.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

Distributor Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary wholesaler Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

This Supplement is dated September 7, 2004.